Note 24 - Subsequent Events	12 Months Ended
Dec. 31, 2024
Statement Line Items [Line Items]
Disclosure of events after reporting period [text block]
24.	Subsequent Events

(a)

Subsequent to December 31, 2024, the Company granted 125,000 stock options at an exercise price of $2.60 that will vest in two equal tranches on the first and second anniversaries of the grant date over a two year period.

(b)

Subsequent to December 31, 2024, the Company entered into an agreement with the holders of its senior secured debt that enhances the Company’s financial flexibility. Under this agreement, lenders have agreed to defer all interest payments until February 15, 2027, allowing Electra to invest its capital towards completing its cobalt refinery rather than debt servicing.

The agreement, entered into on March 5, 2025, covers all outstanding 8.99% 2028 Notes and 12% 2027 Notes, collectively referred to as the “Notes”. As consideration for this deferral, Electra will pay additional interest of 2.25% per annum on the 2028 Notes and 2.5% per annum on the 2027 Notes, calculated on the principal amounts of the Notes. All deferred interest, including deferred amounts of additional interest, will accrue interest at the applicable stated rate of interest borne by the applicable series of Notes. All deferred interest (including all interest thereon) will become payable immediately if an event of default occurs under the applicable note indenture prior to February 15, 2027.

(c)

Subsequent to December 2024, on March 21, 2025, the Company announced receipt of a Letter of Intent (“LOI”) for proposed funding of $20,000. The LOI was provided to the Company by the Federal Government and is non-binding. While discussions between the parties are ongoing, there is no guarantee or assurance that final agreements will be reached and/or funding will be provided to the Company.

(d)

Subsequent to December 31, 2024, on April 14, 2025, the Company closed the final tranche of its oversubscribed non-brokered private placement raising aggregate gross proceeds of approximately US$3.500 (the “Offering”).

The Offering closed in two tranches, the first occurring on April 3, 2025, and the second occurring on the date hereof. An aggregate of 3,125,000 units of the Company (each, a “Unit”) were issued at a price of US$1.12 per Unit under the Offering. Each Unit consists of one common share in the capital of the Company (“Common Shares”) and one transferable common share purchase warrant (each, a “Warrant”), with each warrant entitling the holder to purchase one common share of the Company at a price of US$1.40 at any time for a period of eighteen (18) months following the issue date. The net proceeds raised from the Offering will be used to advance the Company’s Refinery project site in Temiskaming Shores, Ontario and for general corporate purposes.

Each of Trent Mell, Chief Executive Officer of the Company (purchased 20,000 Units), Marty Rendall, Chief Financial Officer of the Company (purchased 20,000 Units), John Pollesel, a director of the Company (purchased 10,000 Units), Alden Greenhouse, a director of the Company (purchased 5,000 Units), Heather Smiles, Vice President, Investor Relations & Corporate Development of the Company (purchased 3,500 Units), Mark Trevisiol, Vice President, Project Development of the Company (purchased 2.500 Units), and Michael Insulan, Vice President, Commercial of the Company (purchased 5,000 Units) participated in the Offering.

In connection with the closing of the Offering, the Company paid an aggregate of US$219,447 in cash finders fees and issued 183,333 non-transferrable finders warrants (each, a “Finders Warrant”) to eligible finders in respect of subscriptions for Units referred by such finders. Each Finders Warrant is exercisable to acquire one Common Share (a “Finders Warrant Share”) at an exercise price of US$1.12 per Finder’s Warrant Share until October 14, 2026.